SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 20, 2003
                                                           --------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


       Delaware                       0-14697            51-0241172
---------------------------           -------            ----------
(State or other jurisdiction        (Commission          (IRS Employer
  of incorporation)                 File Number)         Identification No.)


355 Maple Avenue, Harleysville, Pennsylvania              19438
--------------------------------------------            ---------
    (Address of principal executive offices)            (Zip Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Item  5.     Other  Events
------       --------------

     On May 20, 2003, Standard & Poor's Ratings Services issued a press release lowering its counterparty credit and senior debt rating on Harleysville Group Inc. (HGI) from 'BBB+' to 'BBB'. The Standard & Poor's press release stated that the outlook is "stable".


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE  GROUP  INC.
                                           Registrant




                                           /s/Roger A. Brown
May 22, 2003                               -----------------------------
                                           Roger  A.  Brown
                                           Senior Vice President, Secretary
                                           and General Counsel